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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-42943
                                                                       811-8567


                            SCHRODER SERIES TRUST II

                        Supplement dated November 8, 2001

                              to the Prospectus for
          Class A Shares of Schroder All-Asia Fund dated March 1, 2001

                      TERMINATION OF SCHRODER ALL-ASIA FUND

         The Board of Trustees of Schroder Series Trust II (the "Trust") has determined that Schroder All-Asia Fund (the "Fund") will terminate and that the Fund's net assets will be distributed to shareholders in liquidation of the Fund.

         TIMING AND MECHANICS. The Fund will terminate on or about December 7, 2001 (the "Termination Date"). Any shares of the Fund outstanding on the Termination Date will be automatically redeemed on that date. The proceeds of any such redemption will be the net asset value of such shares after all charges, taxes, expenses and liabilities of the Fund have been paid or provided for. All shareholders will receive cash in return for their shares.

         OTHER ALTERNATIVES. At any time prior to the Termination Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under "How to Sell Shares" in the Prospectus. Shareholders may also exchange their shares of the Fund for Investor Shares of certain other Funds in the Schroder Fund family, as described under "Exchanges" in the Prospectus.

         SUSPENSION OF SALES. On and after November 5, 2001, the Fund will no longer sell shares to new investors or to existing shareholders.

         U.S. FEDERAL INCOME TAX MATTERS. For taxable shareholders, the automatic redemption of shares of the Fund on the Termination Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in a gain or loss for federal income tax purposes. See "Taxes" in the Prospectus. In light of the pending termination of the Fund, shareholders should consult their tax advisers regarding the tax treatment applicable to the redemption of the Fund's shares for federal income tax purposes and also regarding possible state and local tax consequences.

         If you have any questions regarding the termination, please contact your Service Organization or call the Trust at 1-800-464-3108.